Prepaid Expenses (Tables)	12 Months Ended
Jun. 30, 2021
Prepaid Expenses [Abstract]
Schedule of prepaid expenses
	June 30, 2021	June 30, 2020

Consulting fees (1)	$1,586,025	$2,428,987
Rent with lease term under one year	21,907	18,103
Taxes	159,295	162,933
Others	118,314	111,788
Subtotal	1,885,541	2,721,811
Less: Long-term prepaid expenses	(837,829)	(1,599,647)
Total prepaid expenses	$1,047,712	$1,122,164

(1)	As of June 30, 2021, the Company prepaid approximately $0.7 million, $0.4 million, $0.2 million and $0.2 million of consulting fees to four third party service providers for various strategic planning and business development consulting services. These consulting service periods range from 1 year to 5 years and are to be expired from 2022 to 2024.